SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2011
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 13, 2011, Waste Management, Inc. (the “Company”) announced that James E. Trevathan, one of the Company’s named executive officers, has been appointed Executive Vice President — Growth, Innovation and Field Support. In connection with his promotion to this new Executive Vice President role, the Company will grant Mr. Trevathan a stock option award under the Company’s 2009 Stock Incentive Plan to purchase up to 150,000 shares of the Company’s common stock. In accordance with the Company’s practice of granting equity awards on the first Tuesday of the month, the date of grant of Mr. Trevathan’s award will be July 5, 2011. The material terms of the stock option award are as follows:

Vesting Schedule	25% on first anniversary
25% on second anniversary
50% on third anniversary.

Term	10 years from date of grant.

Exercise Price	Fair Market Value on date of grant.

Termination of Employment:

Death or Disability	All options immediately vest and remain exercisable for one year; but in no event later than the original term.

Qualifying Retirement	Continued vesting and exercisability for three years; but in no event later than the original term.

Involuntary Termination other than for Cause	All options that are then vested are exercisable for 90 days; but in no event later than the original term.

Involuntary Termination for Cause	All options are forfeited, whether or not then exercisable.

Involuntary Termination or Resignation for Good Reason following a Change in Control	All options immediately vest and remain exercisable for three years; but in no event later than the original term.
     The form of award agreement for Mr. Trevathan’s stock option award will be the same as the Form of 2011 Stock Option Award Agreement filed by the Company as Exhibit 10.2 to its Form 8-K filed March 11, 2011 (the “Award Agreement”). The descriptions of the material terms of the stock option award are qualified in their entirety by reference to the Award Agreement, which is incorporated herein by reference.
     A copy of the news release relating to this disclosure and other management changes is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of 2011 Stock Option Award Agreement (incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K filed March 11, 2011).

99.1	News release dated June 13, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: June 14, 2011	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Form of 2011 Stock Option Award Agreement (incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K filed March 11, 2011).

99.1	News release dated June 13, 2011.

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